Exhibit 10.4

PLEDGE AGREEMENT

This PLEDGE AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time including all schedules thereto, this “Agreement”), dated as of October 17, 2006, is entered into by and among SILICON GRAPHICS, INC., a Delaware corporation (the “Parent”), each of the Parent’s Subsidiaries signatory hereto (together with the Parent, each a “Pledgor” and collectively, jointly and severally, the “Pledgors”) and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (“GE”), in its capacity as the Collateral Agent under the Credit Agreement (as defined below), with reference to the following:

RECITALS

WHEREAS, the Pledgors beneficially own the Pledged Collateral (as defined below);

WHEREAS, the Parent, Silicon Graphics Federal, Inc. and Silicon Graphics World Trade Corporation (each a ”Borrower” and collectively, the “Borrowers”), the other Credit Parties party thereto from time to time as guarantors, the Lenders party thereto from time to time, Morgan Stanley Senior Funding, Inc., as Administrative Agent for the Lenders, and as Book Runner and Lead Arranger, and GE, as Revolving Agent, Syndication Agent and Collateral Agent, have entered into that certain Senior Secured Credit Agreement, dated as of the date hereof (as it may be amended, restated, modified, or supplemented or extended from time to time, including all exhibits and schedules thereto, or otherwise modified, the “Credit Agreement”), providing for a senior secured credit facility to the Borrowers, all as contemplated therein; and

WHEREAS, to induce the Lenders under the Credit Agreement and the other Secured Creditors (as defined below) to make the financial accommodations provided to the Borrowers pursuant to the Credit Agreement and the other Loan Documents, each Pledgor has agreed to pledge to the Collateral Agent, for the benefit of the Secured Creditors, all of the Pledged Collateral (as defined below) to secure the Secured Obligations (as defined below), as provided herein.

NOW, THEREFORE, in consideration of the mutual promises, covenants, representations, and warranties set forth herein and for other good and valuable consideration the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions and Construction.

(a) Definitions.

All initially capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement. As used in this Agreement:

“Agreement” shall have the meaning specified therefor in the preamble hereto.

“Borrower” and “Borrowers” shall have the meaning specified therefor in the recitals hereto.

“Capital Stock” means all shares, units, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company, or equivalent entity, whether voting or nonvoting, including general partner partnership interests, limited partner partnership interests, limited liability company membership interests, common stock, preferred stock, or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act) in each case whether constituting “general intangibles” or “investment property” or otherwise under (and as defined in) the UCC; provided, however, that Capital Stock shall not include that portion of the voting capital stock of a Controlled Foreign Corporation that would cause the threshold of voting capital stock with respect to such Controlled Foreign Corporation as described in the definition of Pledged Collateral to be violated.

“Chief Executive Office” means, with respect to each Pledgor, the address of the chief executive office of such Pledgor set forth on Schedule B to this Agreement.

“Collateral Agent” means GE in its capacity as Collateral Agent under the Credit Agreement, and any successors or assigns to GE in such capacity.

“Controlled Foreign Corporation” has the meaning set forth in the United States Internal Revenue Code of 1986, as amended from time to time (the “Tax Code”).

“Credit Agreement” shall have the meaning specified therefor in the recitals hereto.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute.

“Future Rights” means: (i) all the Capital Stock (other than the Pledged Interests existing on the date hereof) of the Issuers, and all securities convertible or exchangeable into, and all warrants, options, or other rights to purchase, the Capital Stock of the Issuers; (ii) to the extent of each Pledgor’s interest therein, all shares of, all securities convertible or exchangeable into, and all warrants, options, or other rights to purchase the Capital Stock of each Issuer; and (iii) the certificates or instruments representing such additional Capital Stock, convertible or exchangeable securities, warrants, and other rights and all dividends, cash, options, warrants, rights, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such Capital Stock.

“Governing Documents” shall have the meaning set forth in the Credit Agreement.

“Hedging Agreement” shall have the meaning set forth in the Credit Agreement.

“Holder” shall have the meaning specified therefor in Section 3(c) hereto.

“Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other federal, state or foreign bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, liquidation or other similar relief.

“Issuer” and “Issuers” shall mean each of the Persons identified as an Issuer on Schedule A attached hereto (or any addendum thereto), and any successors thereto, whether by merger or otherwise.

“Lender” means individually, and “Lenders” means collectively, each of the Participating Lenders (together with their respective successors and assigns).

“Loan Documents” shall have the meaning set forth in the Credit Agreement.

“Pledged Collateral” shall mean the Pledged Interests, the Future Rights, and the Proceeds, collectively. Anything contained in this Agreement to the contrary notwithstanding, the terms “Pledged Collateral” and “Pledged Interests” shall not include any of the voting capital stock of Silicon Graphics Biomedical (1995) Ltd. (“SGI Biomedical”) or Silicon Graphics Computer Systems Limited (“SGCS”), each an entity organized under the laws of Israel or more than 65% of the Capital Stock of any Subsidiary that is a Controlled Foreign Corporation; provided that immediately upon the amendment of the Tax Code to allow the pledge of a greater percentage of the voting power of capital stock in a Controlled Foreign Corporation without adverse tax consequences to the Pledgor owning such voting capital stock, the Pledged Collateral shall include, and the security interest granted by each Pledgor shall attach to, such greater percentage of capital stock of each Controlled Foreign Corporation owned by such Pledgor; provided, however, that, in no event shall the foregoing be construed to exclude the Proceeds of all capital stock of a Controlled Foreign Corporation from the security interest created by this Agreement.

“Pledged Interests” means all of the Capital Stock in which the Pledgors have any right, title and interest, or any of them, including those identified as Pledged Interests on Schedule A attached hereto (or any addendum thereto).

“Pledgor” and “Pledgors” shall have the respective meanings specified therefor in the preamble hereto.

“Proceeds” means all proceeds (and all proceeds of proceeds) of the Pledged Interests and Future Rights including all: (i) rights, benefits, distributions, premiums, profits, dividends, interest, cash, instruments, documents of title, accounts, contract rights, inventory, equipment, general intangibles, deposit accounts, chattel paper, negotiable collateral, supporting obligations and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for, or as a replacement of or a substitution for, any of the Pledged Interests, Future Rights, or proceeds thereof (including any cash, Capital Stock, or other securities or instruments issued after any recapitalization, readjustment, reclassification, merger or consolidation with respect to the Issuer and any security entitlements, as defined in the UCC, with respect thereto); (ii) all “proceeds” (as that term is defined in Section 9-102(a)(64) of the UCC) of Collateral; (iii) payments under any policy of insurance and proceeds of any insurance (excluding directors and officers insurance), indemnity, warranty, or guaranty (including guaranties of delivery) payable from time to time with respect to any of the Pledged Interests, Future Rights, or proceeds thereof; (iv) payments (in any form whatsoever) made or due and payable to Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Pledged Interests, Future Rights, or proceeds thereof; and (v) other amounts from time to time paid or payable under or in connection with any of the Pledged Interests, Future Rights, or proceeds thereof.

“Secured Creditors” shall have the meaning set forth in the Security Agreement.

“Secured Obligations” means all (i) Obligations and (ii) all liabilities, obligations, or undertakings owing by any Pledgor to any of the Secured Creditors of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by the Credit Agreement, this Agreement, or any of the other Loan Documents, in each case irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest, indemnities and any and all costs, fees (including attorneys’ fees), and expenses and any other amounts (including any portion thereof that accrues after the commencement of an Insolvency Proceeding, whether or not allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding) which such Pledgor is required to pay in connection with any of the foregoing, whether compelled to do so by law, or otherwise, including (A) any and all reasonable sums advanced by any Secured Creditor in order to preserve its security interest in the Pledged Collateral or upon the occurrence and during the continuance of an Event of Default, preserve the Pledged Collateral, and (B) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of such Pledgor referred to above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of the Collateral Agent of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Pledged Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with its reasonable attorneys’ fees and court costs.

“Security Agreement” means the Security Agreement, dated as of the date hereof, among the Borrower, the other grantors identified therein and the Collateral Agent, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance therewith and herewith.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“UCC” shall have the meaning set forth in the Credit Agreement.

(b) Construction.

(i) All terms used in this Agreement that are defined in Article 8 or Article 9 of the UCC and that are not otherwise defined herein shall have the same meanings herein as set forth therein.

(ii) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, whether or not so expressly stated in each such instance, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (A) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth herein), (B) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (C) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (D) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (E) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. References in this Agreement to “determination” by any Agent include reasonable estimates honestly made by such Agent (in the case of quantitative determinations) and reasonable beliefs honestly held by such Agent (in the case of qualitative determinations). References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation referred to. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement. In the event of a direct conflict between the terms and provisions of this Agreement and the Credit Agreement, or between the terms and provisions of this Agreement and the Security Agreement, it is the intention of the parties hereto that such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict between this Agreement and the Credit Agreement that cannot be resolved as aforesaid, the terms and provisions of the Credit Agreement shall control and govern.

(iii) All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

2. Pledge. As security for the prompt payment in full and performance of the Secured Obligations and as security for the prompt performance by each Pledgor of its covenants and duties under each Loan Document to which such Pledgor is a party, each Pledgor hereby pledges, grants, transfers, and assigns to the Collateral Agent, for the benefit of the Secured Creditors, a security interest in all of such Pledgor’s right, title, and interest in and to (a) the Pledged Collateral, (b) all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the

Pledged Collateral, (c) all rights and privileges of such Pledgor with respect to the Pledged Collateral and (d) all Proceeds of any of the foregoing.

3. Delivery and Registration of the Pledged Collateral.

(a) All certificates or instruments representing or evidencing the Pledged Collateral shall be (i) in form and substance reasonably satisfactory to the Collateral Agent, (ii) promptly delivered by each Pledgor to the Collateral Agent or the Collateral Agent’s designee pursuant hereto at a location designated by the Collateral Agent, (iii) held by or on behalf of the Collateral Agent pursuant hereto and (iv) in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank.

(b) Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right, at any time in its discretion and without notice to the Pledgors, to transfer to or to register on the books of the issuers of the Pledged Collateral (or of any other Person maintaining records with respect to the Pledged Collateral) in the name of the Collateral Agent or any of its nominees any or all of the Pledged Collateral. In addition, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

(c) If, at any time and from time to time, any Pledged Collateral (including any certificate or instrument representing or evidencing any such Pledged Collateral) is in the possession of a Person other than the Collateral Agent or a Pledgor (a “Holder”), then the Pledgors shall promptly, at the Collateral Agent’s option, either cause such Pledged Collateral to be delivered into the Collateral Agent’s possession, or execute and deliver to such Holder a written notification/instruction and take all other steps reasonably necessary to perfect the security interest of the Collateral Agent in such Pledged Collateral, including using commercially reasonable efforts to obtain from such Holder a written acknowledgment that such Holder holds such Pledged Collateral for the Collateral Agent, all pursuant to the UCC or other applicable law governing the perfection of the Collateral Agent’s security interest in the Pledged Collateral in the possession of such Holder. Each such notification/instruction and acknowledgment shall be in form and substance reasonably satisfactory to the Collateral Agent.

(d) Any and all Pledged Collateral (including dividends, interest, and other distributions) at any time received or held by any Pledgor, (i) shall be segregated from other funds or property of such Pledgor not pledged to the Collateral Agent, (ii) shall be so received or held in trust for the Collateral Agent and (iii) shall be promptly delivered to the Collateral Agent in the same form as so received or held, with any necessary endorsements; provided that cash dividends, cash interest or cash distributions received by any Pledgor, if and to the extent they are not prohibited by the Credit Agreement or this Agreement, may be retained by such Pledgor in accordance with Section 4 and used in the ordinary course of such Pledgor’s business.

(e) If at any time and from time to time any Pledged Collateral consists of an uncertificated security or a security in book entry form, then the Pledgors shall promptly cause such Pledged Collateral to be registered or entered, as the case may be, in the name of the Collateral Agent, for the benefit of the Secured Creditors or otherwise cause the security interest therein held by the Collateral Agent, for the benefit of the Secured Creditors, to be perfected in accordance with applicable law.

4. Voting Rights and Dividends.

(a) So long as (i) no Event of Default shall have occurred and be continuing, or (ii) if an Event of Default has occurred and is continuing, and no Pledgor has received the written notice from the Collateral Agent described below in Section 4(b), each Pledgor shall be entitled to (1) exercise any and all voting, management and other consensual rights pertaining to the Pledged Collateral owned by it, and to give consents, waivers or ratifications in respect thereof; provided that, in each case, no vote shall be cast, or any consent, waiver or ratification given, or any action taken or omitted to be taken, that would violate, or result in a breach of any covenant contained in, or be inconsistent with, any of the terms of any Loan Document or that could reasonably be expected, individually or in the aggregate with other actions under this Section 4, to have the effect of impairing the value of the Pledged Collateral taken as a whole or the position or interests of the Collateral Agent or any other Secured Creditor in the Pledged Collateral, unless expressly permitted by the terms of the Loan Documents and (2) receive and retain any cash dividends or distributions paid in respect of the Pledged Collateral if and to the extent they are not prohibited by the Loan Documents.

(b) Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent may elect, in its sole and absolute discretion, to deliver a written notice to any Pledgor, and upon the receipt by such Pledgor of such written notice, as and to the extent set forth in such notice, all such rights of such Pledgor (i) to exercise the voting and other consensual rights and/or (ii) to receive and retain cash dividends or distributions that it would otherwise be entitled to exercise or receive and retain, as applicable pursuant to Section 4(a), shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise such voting or other consensual rights and/or to receive and retain such cash dividends and distributions, as set forth in such notice. Upon the receipt of such written notice by such Pledgor, such Pledgor shall execute and deliver (or cause to be executed and delivered) to the Collateral Agent all such proxies and other instruments as the Collateral Agent may request for the purpose of enabling the Collateral Agent to exercise the voting and other rights that it is entitled to exercise and to receive the dividends and distributions that it is entitled to receive and retain pursuant to the preceding sentence.

5. Representations, Warranties and Covenants. Each Pledgor represents, warrants, and covenants, as to itself and its Pledged Collateral, as follows:

(a) Each Pledgor (i) is the legal, beneficial and record owner of, and has good and marketable title to, all of its Pledged Collateral and (ii) has sufficient interest in all of its Pledged Collateral in which a security interest is purported to be created hereunder for such security interest to attach (subject, in each case, to no pledge, lien, mortgage, hypothecation, security interest, charge, option, adverse claim (as such term is defined in Section 8-102(a)(1) of the UCC) or other encumbrance whatsoever, except for Permitted Liens or Liens created by this Agreement [or any of the other Loan Documents]);

(b) Each Pledgor has taken all steps it deems necessary or appropriate to be informed on a continuing basis of changes or potential changes affecting the Pledged Collateral (including rights of conversion and exchange, rights to subscribe, payment of dividends, reorganizations or recapitalization, tender offers and voting rights), and such Pledgor agrees that no Agent nor any Lender shall have any responsibility or liability for informing such Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto;

(c) All of the information herein or hereafter supplied to any Agent or any Lender by or on behalf of each Pledgor with respect to the Pledged Collateral is, or in the case of information hereafter supplied will be, accurate and complete in all material respects as of the time supplied;

(d) Each Pledgor is, and at the time of delivery of the Pledged Interests to the Collateral Agent will be, the sole holder of record and the sole beneficial owner of such Pledged Collateral pledged by each Pledgor free and clear of any Lien thereon or affecting the title thereto, except for Permitted Liens or any Lien created by this Agreement [or any of the other Loan Documents];

(e) All of the Pledged Interests have been duly authorized, validly issued and (in the case of capital stock) are fully paid and non-assessable;

(f) Each Pledgor has the right and requisite authority to pledge, assign, transfer, deliver, deposit and set off the Pledged Collateral pledged by each Pledgor to the Collateral Agent as provided herein, and there are no restrictions on the transfer of the Pledged Interests;

(g) None of the Pledged Interests have been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject;

(h) All of the Pledged Interests are presently owned by Pledgors, which Pledged Interests, to the extent certificated, are presently represented by the certificates listed on Schedule A hereto. As of the date hereof, except as set forth on Schedule A hereto, there are no existing options, warrants, calls or commitments of any character whatsoever relating to the Pledged Interests;

(i) No consent, approval, authorization or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the pledge by any Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by any Pledgor, or (ii) for the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally;

(j) The pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement (together with the completion of the applicable financing statement and other filing requirements under the Credit Agreement) will create a valid first priority Lien on and a first priority perfected security interest in favor of the Collateral Agent for the benefit of the Secured Creditors, in the Pledged Collateral and the proceeds thereof, securing the payment of the Secured Obligations, subject to no Lien other than Permitted Liens;

(k) This Agreement has been duly authorized, executed and delivered by each Pledgor and constitutes its legal, valid and binding obligation enforceable against it in accordance with the terms herein;

(l) Except for the voting capital stock of Silicon Graphics Biomedical (1995) Ltd. or Silicon Graphics Computer Systems Limited, each an entity organized under the laws of Israel, and as expressly noted on Schedule A hereto, the Pledged Interests constitute 100% of the issued and outstanding Capital Stock of each Issuer that is a Domestic Subsidiary (other than Inactive Subsidiaries) of a Pledgor; and 65% of the issued and outstanding Capital Stock of any direct Subsidiary of a Pledgor that is a Controlled Foreign Corporation; and

(m) The Pledged Interests are “securities” as such term is defined in the UCC.

6. Subsequently Acquired Pledged Collateral; Further Assurances.

(a) If any Pledgor shall acquire (by purchase, stock dividend, distribution or otherwise) any additional Pledged Collateral that is required to be pledged pursuant to the Credit Agreement, such Pledged Collateral shall automatically (and without any further action being required to be taken) be subject to the pledge and security interests created hereunder, and furthermore, such Pledgor shall thereafter take (or cause to be taken) all action as promptly as practicable with respect to such Pledged Collateral in accordance with the procedures set forth in Section 3 hereof for the benefit of the Collateral Agent and shall promptly thereafter deliver to the Collateral Agent (i) a certificate executed by an Authorized Officer of such Pledgor describing such Pledged Collateral and certifying that the same has been duly pledged in favor of the Collateral Agent (for the benefit of the Secured Creditors) hereunder and (ii) supplements to Schedule A as are necessary to cause such Schedule to be complete and accurate at such time.

(b) Each Pledgor agrees that from time to time, at its expense, such Pledgor shall promptly execute and deliver all further instruments and documents, and take all further action that may be necessary that the Collateral Agent may reasonably request in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent, on behalf of the Secured Creditors, to exercise and enforce their rights and remedies provided to them hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, each Pledgor shall: promptly upon the reasonable request of the Collateral Agent, (i) mark conspicuously each of its records pertaining to the Pledged Collateral with a legend, in form and substance reasonably satisfactory to the Collateral Agent, indicating that such Pledged Collateral is subject to the security interest granted hereby; (ii) authorize such financing or continuation statements, or amendments thereto, and such other instruments or notices, that may be necessary or that the Collateral Agent may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby; (iii) allow inspection of the Pledged Collateral by the Collateral Agent or Persons designated by the Collateral Agent from time to time hereafter (subject to any limits on such inspections or costs therefor contained in the Credit Agreement); and (iv) appear in and defend any action or proceeding that may materially affect such Pledgor’s title to or the Collateral Agent’s security interest in the Pledged Collateral.

(c) Each Pledgor hereby authorizes the Collateral Agent to file any financing statement (including, without limitation, any such financing statements that indicate the Pledged Collateral as “all assets” or words of similar impact) necessary or that the Collateral Agent may reasonably request, to effectuate the transactions contemplated herein and by the other Loan Documents, and any continuation statement or amendment with respect to such purpose, in any appropriate filing office without the signature of such Pledgor where permitted by applicable law. Each Pledgor hereby ratifies the filing of any financing statement filed without the signature of such Pledgor prior to the date hereof.

(d) Each Pledgor shall furnish to the Collateral Agent, upon the reasonable request of the Collateral Agent, (i) a certificate executed by an authorized officer of such Pledgor, and dated as of the date of delivery to the Collateral Agent, itemizing in such detail as the Collateral Agent may reasonably request, the Pledged Collateral which, as of the date of such certificate, has been delivered to the Collateral Agent by such Pledgor pursuant to the provisions of this Agreement; and (ii) such statements and schedules further identifying and describing the Pledged Collateral and such other reports in connection with the Pledged Collateral as the Collateral Agent may reasonably request.

7. Covenants of the Pledgors. Each Pledgor, as to itself and its Pledged Collateral, shall:

(a) Perform each and every covenant in any of the Loan Documents applicable to such Pledgor;

(b) At all times keep at least one complete set of its records concerning the Pledged Collateral pledged by such Pledgor hereunder at such Pledgor’s respective Chief Executive Office as set forth in Schedule B hereto, and not change the location of such Chief Executive Office or of such records without giving the Collateral Agent at least thirty (30) days prior written notice thereof;

(c) Not permit any Issuer that is a general partnership, limited partnership or limited liability company to: (i) authorize the amendment of or amend the Governing Documents of such Issuer or (ii) to the extent such Capital Stock is uncertificated, authorize the issuance of or issue certificates evidencing the Capital Stock of such Issuer without the consent of the Collateral Agent (which consent shall not be unreasonably withheld);

(d) To the extent it may lawfully do so, use its best efforts to prevent the Issuers from issuing Future Rights or Proceeds, except for cash dividends and other distributions, if any, that are not prohibited by the terms of the Credit Agreement or this Agreement to be paid by any Issuer to any Pledgor; and

(e) Upon receipt by such Pledgor of any notice, report, or other communication from the Issuer or any Holder of its Pledged Collateral materially affecting all or any part of the Pledged Collateral, promptly deliver a copy of such notice, report or other communication to the Collateral Agent, but in no event later than five (5) days following the receipt thereof by such Pledgor.

8. The Collateral Agent as Each Pledgor’s Attorney-in-Fact.

(a) Each Pledgor hereby irrevocably appoints the Collateral Agent, on behalf of the Secured Creditors, as such Pledgor’s attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor, the Collateral Agent or otherwise, from time to time at the Collateral Agent’s reasonable discretion, (i) to issue any notifications/instructions the Collateral Agent reasonably deems necessary pursuant to this Agreement and (ii) exercisable only at such time as an Event of Default has occurred and is continuing, to take any other action and to execute any other instrument that the Collateral Agent, on behalf of the Secured Creditors, may reasonably deem necessary or advisable to exercise the powers, rights and remedies granted to the Collateral Agent hereunder, including: (1), to receive, endorse, and collect all instruments made payable to such Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof to the extent permitted hereunder and to give full discharge for the same and to execute and file governmental notifications and reporting forms in connection therewith; or (2) to arrange for the transfer of the Pledged Collateral on the books of any Issuer or any other Person to the name of the Collateral Agent or to the name of the Collateral Agent’s nominee.

(b) In addition to the designation of the Collateral Agent as each Pledgor’s attorney-in-fact in subsection (a), each Pledgor hereby irrevocably appoints the Collateral Agent, on behalf of the Secured Creditors, as such Pledgor’s agent and attorney-in-fact with power to make, execute and deliver any and all documents and writings which may be reasonably necessary or appropriate for approval of, or be required by, any regulatory authority located in any city, county, state or country where such Pledgor or Issuer engage in business, in order to transfer or to more effectively transfer any of the Pledged Interests or otherwise enforce the rights granted hereunder to the Secured Creditors, or the Collateral Agent for the benefit thereof, exercisable only at such time as an Event of Default has occurred and is continuing.

9. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default:

(a) The Collateral Agent shall have the right to exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the UCC (irrespective of whether the UCC applies to the affected items of the Pledged Collateral), and the Collateral Agent shall have the right, also without notice (except as specified below), to sell the Pledged Collateral or any part thereof in one or more parcels at a public or private sale, at any exchange, broker’s board or at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Pledged Collateral. To the maximum extent permitted by applicable law, the Collateral Agent may be the purchaser of any or all of the Pledged Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at any such public sale, to use and apply all or any part of the Secured Obligations as a credit on account of the purchase price of any Pledged Collateral payable at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay, or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) calendar days notice to such Pledgor of the time and place of any public sale or the time after which a private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of the Pledged Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the maximum extent permitted by law, each Pledgor hereby waives any claims against the Collateral Agent arising because the price at which any Pledged Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.

(b) Each Pledgor hereby agrees that any sale or other disposition of the Pledged Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies, or other financial institutions in the County of New York, State of New York regularly employed in disposing of property similar to the Pledged Collateral shall be deemed to be commercially reasonable.

(c) Each Pledgor hereby acknowledges that the sale by the Collateral Agent of any Pledged Collateral pursuant to the terms hereof in compliance with the Securities Act as now in effect or as hereafter amended, or any similar statute hereafter adopted with similar purpose or effect, as well as applicable “Blue Sky” or other state securities laws may require strict limitations as to the manner in which the Collateral Agent or any subsequent transferee of the Pledged Collateral may dispose thereof. Each Pledgor acknowledges and agrees that in order to protect the Collateral Agent’s interest it may be necessary to sell the Pledged Collateral at a price less than the maximum price attainable if a sale were delayed or were made in another manner, such as a public offering under the Securities Act. Each Pledgor has no objection to a sale made in such a manner and agrees that the Collateral Agent and the other Secured Creditors shall have no obligation to obtain the maximum possible price for the Pledged Collateral. Without limiting the generality of the foregoing, each Pledgor agrees that, upon the occurrence and during the continuation of an Event of Default, the Collateral Agent may, subject to applicable law, from time to time attempt to sell all or any part of the Pledged Collateral by a private placement, restricting the bidders and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution. In so doing, the Collateral Agent may solicit offers to buy the Pledged Collateral or any part thereof for cash, from a limited number of investors deemed by the Collateral Agent, in its reasonable judgment, to be institutional investors or other responsible and eligible parties who might be interested in purchasing the Pledged Collateral. If the Collateral Agent shall solicit such offers, then the acceptance by the Collateral Agent of one of the offers shall be deemed to be a commercially reasonable method of disposition of the Pledged Collateral.

(d) If the Collateral Agent shall determine to exercise its right to sell all or any portion of the Pledged Collateral pursuant to this Section, each Pledgor agrees that, upon request of the Collateral Agent, such Pledgor will, at its own expense:

(i) use its best efforts to execute and deliver, and cause the Issuer and the directors and officers thereof to execute and deliver, all such instruments and documents, and to do or cause to be done all such other acts and things, as may be reasonably necessary, or in the opinion of the Collateral Agent, reasonably advisable to register such Pledged Collateral under the provisions of the Securities Act, and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectuses which, in the opinion of the Collateral Agent, are reasonably necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

(ii) use its best efforts to qualify the Pledged Collateral under the state securities laws or “Blue Sky” laws and to obtain all reasonably necessary governmental approvals for the sale of the Pledged Collateral, as requested by the Collateral Agent;

(iii) execute and deliver, or cause the officers and directors of the Issuer to execute and deliver, to any person, entity or Governmental Authority as the Collateral Agent may deem reasonably necessary or appropriate, any and all documents and writings which, in the Collateral Agent’s reasonable judgment, may be necessary for approval, or be required by, any regulatory authority located in any city, county, state or country where any Pledgor or Issuer engage in business, in order to transfer or to more effectively transfer the Pledged Interests or otherwise enforce the Collateral Agent’s rights hereunder; and

(iv) do or cause to be done all such other acts and things as may be necessary to make such sale of the Pledged Collateral or any part thereof valid and binding and in compliance with applicable law.

Each Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section may be specifically enforced.

(e) EACH PLEDGOR EXPRESSLY WAIVES TO THE MAXIMUM EXTENT PERMITTED BY LAW: (i) ANY CONSTITUTIONAL OR OTHER RIGHT TO A JUDICIAL HEARING PRIOR TO THE TIME THE COLLATERAL AGENT DISPOSES OF ALL OR ANY PART OF THE PLEDGED COLLATERAL AS PROVIDED IN THIS SECTION; (ii) ALL RIGHTS OF REDEMPTION, STAY, OR APPRAISAL THAT IT NOW HAS OR MAY AT ANY TIME IN THE FUTURE HAVE UNDER ANY RULE OF LAW OR STATUTE NOW EXISTING OR HEREAFTER ENACTED; AND (iii) EXCEPT AS SET FORTH IN SUBSECTION (a) OF THIS SECTION, ANY REQUIREMENT OF NOTICE, DEMAND, OR ADVERTISEMENT FOR SALE.

10. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, any cash held by the Collateral Agent as Pledged Collateral and all cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by the Collateral Agent of its remedies as a secured creditor as provided in Section 9 shall be applied from time to time by Collateral Agent as provided in Section 1.10 of the Credit Agreement.

11. Duties of the Collateral Agent. So long as the Collateral Agent complies with its obligations, if any, under the UCC and under this Agreement and the other Loan Documents, the Collateral Agent’s only duty shall be to deal with the Pledged Collateral in its possession in the same manner as the Collateral Agent deals with similar property for its own account, and otherwise shall not be liable or responsible for: (a) the safekeeping of the Pledged Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person. All risk of loss, damage, or destruction of the Pledged Collateral shall be borne by the Pledgors. The powers conferred on the Collateral Agent hereunder are solely to protect its interests in the Pledged Collateral and shall not impose on it any duty to exercise such powers. Except as provided in the UCC, this Agreement and the other Loan Documents, the Collateral Agent shall not have any duty with respect to the Pledged Collateral or any responsibility for taking any necessary steps to preserve rights against any Persons with respect to any Pledged Collateral. Nothing contained in this Section 11 or elsewhere in the Loan Documents shall relieve the Collateral Agent of liability or responsibility for its own gross negligence or willful misconduct.

12. GOVERNING LAW.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

13. CONSENT TO JURISDICTION, SERVICE OF PROCESS AND VENUE.

ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PLEDGOR HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PLEDGED COLLATERAL, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH PLEDGOR HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES, AND DOCUMENTS IN ANY SUIT, ACTION, OR PROCEEDING BROUGHT IN THE UNITED STATES OF AMERICA ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BY THE MAILING (BY REGISTERED MAIL OR CERTIFIED MAIL, POSTAGE PREPAID) OR DELIVERING OF A COPY OF SUCH PROCESS TO SUCH PLEDGOR, C/O THE BORROWER REPRESENTATIVE, AT THE BORROWER REPRESENTATIVE’S ADDRESS FOR NOTICES AS SET FORTH IN THE CREDIT

AGREEMENT. EACH PLEDGOR AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE SECURED CREDITORS TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY PLEDGOR IN ANY OTHER JURISDICTION. EACH PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT PLEDGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PLEDGED COLLATERAL, SUCH PLEDGOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT.

14. WAIVER OF JURY TRIAL, ETC.

EACH PLEDGOR AND THE COLLATERAL AGENT HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION HEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH PLEDGOR CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF ANY AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ANY AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. EACH PLEDGOR HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED CREDITORS, ENTERING INTO THIS AGREEMENT.

15. Entire Agreement, Amendments; Etc. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof. Neither this Agreement nor any provision hereof may be modified, amended or waived except by the written agreement of the parties to this Agreement. The foregoing notwithstanding, the Collateral Agent may re-execute this Agreement, modify, amend or supplement the Schedules hereto or execute a supplemental Pledge Agreement, as provided herein, and the terms of any such modification, amendment, supplement or supplemental Pledge Agreement shall be deemed to be incorporated herein by this reference.

16. No Waiver; Remedies, Etc. No failure on the part of the Collateral Agent or any other Secured Creditor to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Secured Creditors and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Secured Creditors under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Secured Creditors to exercise any of their rights under any other Loan Document against such party or against any other Person.

17. Notices. All notices and other communications hereunder to the Collateral Agent shall be in writing and shall be mailed, sent or delivered in accordance with the Credit Agreement and all notices and other communications hereunder to any Pledgor shall be in writing and shall be mailed, sent or delivered in care of the Borrower Representative in accordance with the Credit Agreement.

18. Security Interest Absolute. To the maximum extent permitted by law, all rights of the Collateral Agent, all security interests hereunder, and all obligations of the Pledgors hereunder, shall be absolute and unconditional, irrespective of:

(a) any lack of validity or enforceability of any of the Secured Obligations or any other agreement or instrument relating thereto, including any of the Loan Documents, any change in the time, manner, or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any of the Loan Documents or any other agreement or instrument relating thereto;

(b) any exchange, release, or non-perfection of any other Pledged Collateral, or any release or amendment or waiver of or consent to departure from any Loan Document; or

(c) any other circumstances that might otherwise constitute a defense available to, or a discharge of, any Pledgor.

Notwithstanding the foregoing, no Pledgor waives any defense or discharge available to it as a primary obligor, it being understood that the foregoing waivers are made by each Pledgor only in its capacity as a surety or other guarantor of the Secured Obligations.

19. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

20. Counterparts; Telefacsimile Execution. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, or binding effect hereof.

21. Waiver of Marshaling. Each Pledgor and the Collateral Agent acknowledges and agrees that in exercising any rights under or with respect to the Pledged Collateral: (a) the Collateral Agent is not under any obligation to marshal any Pledged Collateral; (b) the Collateral Agent may, in its absolute discretion, realize upon the Pledged Collateral in any order and in any manner it so elects (subject to any manner of realization or application otherwise required by the Loan Documents; and (c) the Collateral Agent may, subject solely to Section 10 hereof, apply the proceeds of any or all of the Pledged Collateral to the Secured Obligations in any order and in any manner it so elects (subject to any manner or order of application otherwise required by the Loan Documents). Each Pledgor and the Collateral Agent waives any right to require the marshaling of any of the Pledged Collateral.

22. Termination; Release. Subject to Section 24, when the Secured Obligations have been indefeasibly paid and performed in full in immediately available funds (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted), including the cash collateralization, expiration, or cancellation of all Secured Obligations, if any, consisting of Letter of Credit Obligations, and the Commitments shall have expired or been irrevocably terminated, this Agreement shall terminate and all rights in the Pledged Collateral shall revert to the Pledgors. The Collateral Agent, at the request and sole expense of the Pledgors, will promptly execute and deliver to the Debtors the necessary instruments (including Uniform Commercial Code termination statements) acknowledging the termination of this Agreement, and will duly assign, transfer and deliver to the Debtors, without recourse, representation or warranty of any kind whatsoever, such of the Pledged Collateral as may be in possession of the Collateral Agent and has not theretofore been disposed of, applied or released.

23. Interpretation. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against the Collateral Agent or the other Secured Creditors, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

24. Reinstatement; Certain Payments. If any claim is ever made upon any Secured Creditor, for repayment or recovery of any amount or amounts received by such Secured Creditor, in payment or on account of any of the Secured Obligations, such Secured Creditor shall give prompt notice of such claim to each other Secured Creditor and the Pledgors, and if such Secured Creditor repays all or part of such amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over such Secured Creditor, or any of its property or (b) any good faith settlement or compromise of any such claim effected by such Secured Creditor with any such claimant, then, each Pledgor agrees that (i) any such judgment, decree, order, settlement or compromise shall be binding upon it notwithstanding the cancellation of any Indebtedness hereunder or under the other Loan Documents or the termination of this Agreement or the other Loan Documents, and (ii) it shall be and remain liable to such Secured Creditor hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by such Secured Creditor.

[Signature page to follow]

IN WITNESS WHEREOF, the Pledgors and the Collateral Agent have caused this Agreement to be duly executed and delivered by their respective officers as of the date first written above.

PLEDGORS:

SILICON GRAPHICS, INC.

By:	/s/ Kathy Lanterman
Name:	Kathy Lanterman
Title:	Senior Vice President and Chief Financial Officer

SILICON GRAPHICS WORLD TRADE CORPORATION

By:	/s/ Kathy Lanterman
Name:	Kathy Lanterman
Title:	Senior Vice President and Chief Financial Officer

COLLATERAL AGENT:

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Wafa Shalabi
Name:	Wafa Shalabi
Title:	Its Duly Authorized Signatory

SCHEDULE A

TO

PLEDGE AGREEMENT

Pledgor: Silicon Graphics, Inc.

Pledged Interests

ISSUER	NUMBER OF SHARES	CERTIFICATED	CERTIFICATE NUMBER	PLEDGOR’S PERCENTAGE OWNERSHIP	JURISDICTION OF FORMATION
Silcon Graphics Federal, Inc.	100	Yes	C-1	100%	Delaware
Silicon Graphics World Trade Corporation	1,004	Yes	C-1	100%	Delaware

Pledgor: Silicon Graphics World Trade Corporation

Pledged Interests

ISSUER	NUMBER OF SHARES	CERTIFICATED	CERTIFICATE NUMBER	PLEDGOR’S PERCENTAGE OWNERSHIP	JURISDICTION OF FORMATION
Silicon Graphics World Trade B.V.	584,440,876	No	N/A	100%	Netherlands

A-1

SCHEDULE B

TO

PLEDGE AGREEMENT

Pledgor	Address of Chief Executive Office
Silicon Graphics, Inc.	1200 Crittenden Lane Mountain View, California 94043-1351

Silicon Graphics World Trade Corporation	1200 Crittenden Lane Mountain View, California 94043-1351